Fusion Pharmaceuticals to Acquire Phase 2 Program for 225Ac-PSMA I&T Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved February 13, 2023 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements of Fusion Pharmaceuticals, Inc. (“we,” “us,” “our,” “Fusion” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective product candidates, the timing and advancement of current and planned clinical trials, our ability to replicate results achieved in our preclinical studies or clinical trials, or that of RadioMedix, Inc. in any future studies or trials; research and development costs; the competitive landscape and market for our product candidates; our ability to maintain our intellectual property portfolio; the success of our planned inter partes review (“IPR”) filing; and the timing and success of our development and commercialization of our product candidates, including our ability to establish and maintain collaborations or strategic relationships. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. In addition, we have not conducted any head-to-head studies comparing our product candidates to any third-party drug products or candidates, whether investigated or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head studies, no conclusions should be made based on cross-study comparisons. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this prospectus involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions. Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights Reserved

Summary

- Clinical data is emerging showing superior efficacy[1] with alpha therapies vs beta in mCRPC (e.g. ^{177}Lu-PSMA vs. ^{225}Ac-PSMA)
  - Creates opportunities to be a best-in-class therapy for Lu naive and treat relapsed/refractory patients
  - ^{225}Ac-PSMA-I&T has achieved clinical POC already in mCRPC
- Actinium supply barriers are preventing large scale studies and commercialization of the potentially superior alpha therapies
- **Fusion is uniquely positioned with our ^{225}Ac supply and expertise to bring the first ^{225}Ac-PSMA agent to market**
  - **Similar first-to-market opportunity to what Endocyte did with ^{177}Lu-PSMA-617** (which became Pluvicto)

Fusion to acquire Phase 2 IND (TATCIST trial) with plan to develop ^{225}Ac-PSMA-I&T as a potential first to market



A
B
C
D
2x
177Lu
Beta
2x
225Ac
Alpha
1x
225Ac
Alpha
6/2015
PSA = 294 ng/ml
9/2015
PSA = 419 ng/ml
2/2016
PSA = 3.5 ng/ml
4/2016
PSA < 0.1 ng/ml

Kratochwil et al. (2016) J. Nucl. Med. 57:1941-1944

[1]Not a head-to-head comparison

3
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

PSMA Radiopharmaceuticals: Current Developments, Challenges and Opportunities Oliver Sartor, MD Laborde Professor of Cancer Research Medical Director Tulane Cancer Center Departments of Medicine and Urology Associate Dean for Oncology Tulane Medical School New Orleans, Louisiana

Introduction

Small molecules and antibodies targeting PSMA have been successful delivering toxins to PCa.

PSMA



C-terminal
(591 - 750 aa)
Apical region
(117 - 351 aa)
Active site (Zn2+ ions)
N-linked sugar moieties
Protease /
Catalytic domain
(57 - 116 aa and 352 - 590 aa)
Extracellular
domain
(44 - 750 aa)
Transmembrane region
(19 - 43 aa)
Cytoplasmic domain
(1 - 18 aa)
NH2

O'Driscott C et al, Br J Pharm 2016

A variety of promising PSMA-targeted radiopharmaceuticals are under development using both Beta and Alpha emitting radionuclides, filling important unmet need for patients

PSMA Radiotherapies Clinical Trial Summary

Agent / Type	Sponsor	Isotope		Ongoing Trials Phase	
		Beta	Alpha		
J591	Cornell	^{177}Lu		I/II*	Antibody
J591	Cornell		^{225}Ac	I*	
TLX591	Telix	^{177}Lu		I	
PSMA TTC	Bayer		^{227}Th	I	
PSMA I&T	POINT	^{177}Lu		III	Small Molecule
PSMA I&T	Curium	^{177}Lu		III	
PSMA-617	Novartis	^{177}Lu		II/III*, III	
PSMA-R2	Novartis	^{177}Lu		I	
SAR-bis-PSMA	Clarity	^{67}Cu		I	
EB-PSMA-617	Peking Union	^{177}Lu		I*	
NG-001	Nucligen		^{212}Pb	Planned	
PNT-2001	POINT		^{225}Ac	Planned	
PSMA-617	Novartis		^{225}Ac	I	
PSMA I&T	**Excel Diagnostics**		^{225}Ac	II	

**Prospective Published Data*

5

PSMA-Targeted Radiotherapies: Betas and Alphas Current PSMA radiotherapies rely on two radiations: Beta: Single stranded DNA breakage possessing lower linear energy transfer with deeper penetration Alpha radiation: Double stranded DNA breakage possessing a high energy transfer with short penetration depth Radionuclide Half-life Maximum Energy (MeV) Ytrium-90 2.7 days 2.28 Lutetium-177 6.7 days 0.49 Iodine-131 8.0 days 0.61 Copper-67 2.6 days 0.58 Rhenium-186 3.8 days 1.07 Physical properties of a selection of Beta emitting radioisotopes Radionuclide Half-life Maximum Energy (MeV) Astatine-211 7.2 hours 5.87 Bismuth-212 61 minutes 6.09 Lead-212 10.6 hours 6.09 Actinium-225 10.0 days 5.83 Radium-223 11.4 days 5.87 Thorium-227 18.7 days 6.04 Physical properties of a selection of Alpha emitting radioisotopes Molecules 2019, 24(23), 4314 Seminars in Nuclear Medicine 2008, 38(5), 358 PSMA-617 PSMA-I&T

PSMA-Targeted Radiotherapies: Betas lay the foundation The phase III VISION study with (177Lu)-PSMA-617 represented a pivotal step forward to radiopharmaceuticals resulting in FDA approval in advanced metastatic castrate-resistant prostate cancer (mCRPC) OS: HR 0.62 (95% CI 0.52-0.74) Number still at risk 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 551 535 506 470 425 377 332 289 236 166 112 63 36 15 5 2 0 280 238 203 173 155 133 117 98 73 51 33 16 6 2 0 0 0 Time from randomisation (months) 0 10 20 30 40 50 60 70 80 90 100 Event-free probability (%) 177Lu-PSMA-617 + SoC SoC alone 177Lu-PSMA-617 + SoC (n/N=343/551) SoC alone (n/N=187/280) 177Lu-PSMA-617 + SoC (n=551) SoC alone (n=280) Median OS, months 15.3 11.3 HR (95% CI) 0.62 (0.52–0.74) P value, one-sided <0.001 rPFS: HR 0.40 (95% CI 0.29-57) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Event-free probability (%) 385 373 362 292 272 235 194 182 146 137 121 88 83 71 51 49 37 196 146 119 58 36 26 215 19 14 14 13 13 11 7 7 7 4 3 3 21 2 18 2 6 0 1 0 1 0 0 0 0 10 20 30 40 50 60 70 80 90 100 Time from randomisation (months) 177Lu-PSMA-617 + SoC (n/N=254/385) SoC alone(n/N=93/196) 177Lu-PSMA-617 + SoC SoC alone Number still at risk 177Lu-PSMA-617 + SoC (n=385) SoC alone (n=186) Median rPFS, months 8.7 3.4 HR (95% CI) 0.40 (0.29–0.57) P value, one-sided <0.001 Phase III trials are underway to assess how effective this treatment will be in earlier stage PCa patients PSMAfore was reported to have met its primary endpoint A similar molecule, (177Lu)- PSMA I&T, is also being evaluated in pre-chemotherapy Phase III trials

Betas Are Now an Important Part of the Treatment Paradigm New unmet need exists for post-PLUVICTO® patients What do we do when patients still progress?

Kratochwil et a. J Nuc Med 57: 1-4, 2016 PSMA-Targeted Radiotherapies: From Betas to Alphas PSMA targeted alpha emitters (Actinium-225) as 9th line treatment

PSMA-Targeted Radiotherapies: From Betas to Alphas

Activity of Alpha (Actinium-225) Post-Beta (Lutetium-177) Failure



A
B
C
D
2 x
177Lu-PSMA
2 x
225Ac-PSMA
1 x
225Ac-PSMA
6/2015
PSA = 294 ng/ml
9/2015
PSA = 419 ng/ml
2/2016
PSA = 3.5 ng/ml
4/2016
PSA < 0.1 ng/ml

Kratochwil et a. J Nuc Med 57: 1-4, 2016

10

Overview of select investigator studies

Summary PSMA represents a validated target for prostate cancer therapeutics The Phase III VISION study with 177lutetium (177Lu)-PSMA-617 represented a pivotal step forward and the FDA has now approved this agent in advanced metastatic castrate-resistant prostate cancer (mCRPC) Patients progressing after lutetium therapy represent a new unmet need Company-sponsored drug development, such as Fusion taking over the TATCIST trial with PSMA I&T, is needed to advance targeted alpha therapies towards Phase 3 for these relapsed and refractory patients, and potentially eventually earlier lines of therapy

Established Roadmap for PSMA-Targeted Radioligand Therapies (RLTs)

2017	2018	2019	2020	2021	2022

2017: **Endocyte** acquires PSMA-617 rights for $12M (ENDOCYTE)

2017: **Endocyte acquires Ph2 IND*** for ^{177}Lu-PSMA-617 (ENDOCYTE)

2018: Ph3 VISION (post-chemo) trial begins (ENDOCYTE)

2018: **Endocyte acquired for $2.1B** (NOVARTIS)

2020: Ph3 VISION (post-chemo) meets primary endpoint (NOVARTIS)

2021: **Pluvicto approval** (post-chemo) (NOVARTIS)

2022: Ph3 PSMAfore **(pre-chemo)** meets primary endpoint (NOVARTIS)

2022: Q3: Pluvicto **$80M Q3** sales (NOVARTIS)

$3B+ sales for ^{177}Lu-PSMA agents projected in 2028 (US)[1]

Established roadmap for being the first to market in a growing sector

***Fusion to acquire the ^{225}Ac-PSMA Phase 2 IND from the same Investigator**

Sources: company press releases, ClinicalTrials.gov; 1) GlobalData Prostate Cancer Market Forecast 2018-2028 (updated Oct 2022)

13

Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Alpha emitters are emerging as the next generation of PSMA RLTs – potential to be more potent and precise than betas

- Alpha particles (e.g., ^{225}Ac) deliver 1,500 times more linear energy transfer (LET) than beta emitters (e.g., ^{177}Lu)
  - 60-100 vs 0.1-1 keV/μm
- Energy delivered over a short distance to selectively kill tumor cells while largely sparing normal tissue
- Multiple mechanisms of tumor killing

Emerging clinical data show the power of alphas versus betas in prostate cancer


A
B
C
D
2x
177Lu
Beta
2x
225Ac
Alpha
1x
225Ac
Alpha
6/2015
PSA = 294 ng/ml
9/2015
PSA = 419 ng/ml
2/2016
PSA = 3.5 ng/ml
4/2016
PSA < 0.1 ng/ml

Multiple Mechanisms of Action of a TAT


Ac-225
Fr
At
Bi
Tl
α
Particles
Cancer Cell
Primary
Cell
Death
Bystander
Cell
Death
CD8+
T cells
1 Multiple lethal double-stranded DNA breaks
2 Bystander effect
3 Potential vaccine effect

Kratochwil et al. (2016) J. Nucl. Med. 57:1941-1944

14
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Multiple investigator sponsored studies support potential of ^{225}Ac-PSMA

- Over 250 patients treated with ^{225}Ac-PSMA globally, including ~100 post-^{177}Lu-PSMA
- Compelling efficacy data
  - ^{177}Lu-naïve: 63-66% biochemical response rates
  - Post–^{177}Lu: 28-65% biochemical response rates
- Safety results supportive of developability (no observed heme or kidney toxicity, xerostomia limited to Grade1-2)

Highlighted Data: Radiographic improvement and PSA response on PSMA TAT after progression on Lu-PSMA

PSA-change (%) after first cvcle


150
100
50
0
-50
-100
14 2 10 13 9 1 12 8 5 6 4 7 3 11

50% (7/14) biochem. response

PSMA PET Images


2x ^{177}Lu
2x ^{177}Lu
2 x ^{225}Ac
03/2018
PSA 1118 ng/mL
08/2018
PSA 50 ng/mL
01/2019
PSA 178 ng/mL
05/2019
PSA 13.6 ng/mL

Zacherl et al. (2021) J Nucl Med 62:669–674

50% (6/12) biochem. response


2x ^{177}Lu
1x ^{225}Ac
1x ^{225}Ac
October 2019
PSA: 286 ng/ml
January 2020
PSA: 306 ng/ml
March 2020
PSA: 104 ng/ml
May 2020
PSA: 0.2 ng/ml

Sanli et al. (2021) Clin Nucl. Med 46(12):943-951

Despite potential to be best in class, access to ^{225}Ac supply has been a major barrier for industry to translate these advances to approved products

15

Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion is well positioned to bring the first 225Ac-PSMA agent to market from supply chain and alpha experience perspectives Largest dedicated TAT manufacturing facility globally Internal GMP manufacturing to be fully operational by 2024 Clinical & commercial supply capabilities Adjacent to current R&D facility for efficiency Multiple CDMO relationships in place today to augment supply Secure Actinium Supply Global Leaders in Actinium Production Currently Producing and Shipping Material Supply Agreement: Strategic Partnerships Ac-225 Guaranteed access to % of capacity Preferred access to excess capacity Option to invest for additional production Preferential access to supply Ability to scale to meet our needs Co-ownership of NewCo for production of Ac-225 Global commercial medical isotope producer and distributor Partnership for preferred access to actinium Skills, infrastructure, and experience – Fusion is the only company with three 225Ac-based radiopharmaceuticals currently in the clinic Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Current landscape of actinium PSMA programs

^{225}Ac-PSMA programs

Company/Study	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
TATCIST	[^{225}Ac]-PSMA-I&T				
Convergent Therapeutics	[^{225}Ac]-J591 *(Ph1/2)*				
Novartis	[^{225}Ac]-PSMA-617*				
Point Biopharma, itm, Bayer, Blue Earth Therapeutics, Others					

*ex-US only

Bulk of other PSMA development is with beta emitters

17
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Sources: GlobalData, Company websites, ClinicalTrials.gov

Fusion has Entered into an Option Agreement to Take Over a Phase 2 ^{225}Ac-PSMA IND (TATCIST trial)

TATCIST Trial Summary

Patient population (mCRPC)

- Progressive disease, with docetaxel/cabazitaxel or declined taxane therapy by the patient
- With or without prior ^{177}Lu-PSMA treatment
- Positive ^{68}Ga-PSMA-11 PET/CT defined as SUV ≥2.0

Phase 2 study design

- n=100; Number of cycles per patient = 4
- Dosing every 8 weeks
- Starting Dose = 100 kBq/kg w/ dose de-escalation based on biochemical response (>50% decline in PSA)
- PSMA PET scan at baseline, after 2nd and after last dose

Key Highlights

- ✓ **Straight to Phase 2 development in US**
- ✓ **Potential to target broad patient population** (both radiopharm-naïve and pre-treated)
- ✓ Leverages **dose de-escalation learnings** from ^{225}Ac-PSMA-617 in effort to manage side effects (xerostomia) and **improve therapeutic outcomes**
- ✓ 10 patients already enrolled
- ✓ **TATCIST** was initiated by the **same investigator who ran the PSMA-617 Phase 2 trial;** PSMA-617 ultimately was acquired by Endocyte and became Pluvicto

Acquiring the IND paves the way for Fusion to be 1st to market with ^{225}Ac-PSMA

18
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Multiple investigator sponsored studies support potential of ^{225}Ac-PSMA

- Over 250 patients treated with ^{225}Ac-PSMA globally, including ~100 post-^{177}Lu-PSMA
- Compelling efficacy data
  - ^{177}Lu-naïve: 63-66% biochemical response rates
  - Post–^{177}Lu: 28-65% biochemical response rates
- Safety results supportive of developability (no observed heme or kidney toxicity, xerostomia limited to Grade1-2)

Highlighted Data: Radiographic improvement and PSA response on PSMA TAT after progression on Lu-PSMA

PSA-change (%) after first cvcle


150
100
50
0
-50
-100
14 2 10 13 9 1 12 8 5 6 4 7 3 11

50% (7/14) biochem. response

PSMA PET Images


2x ^{177}Lu
2x ^{177}Lu
2 x ^{225}Ac
03/2018
PSA 1118 ng/mL
08/2018
PSA 50 ng/mL
01/2019
PSA 178 ng/mL
05/2019
PSA 13.6 ng/mL

Zacherl et al. (2021) J Nucl Med 62:669–674

50% (6/12) biochem. response


2x ^{177}Lu
1x ^{225}Ac
1x ^{225}Ac
October 2019
PSA: 286 ng/ml
January 2020
PSA: 306 ng/ml
March 2020
PSA: 104 ng/ml
May 2020
PSA: 0.2 ng/ml

Sanli et al. (2021) Clin Nucl. Med 46(12):943-951

Despite potential to be best in class, access to ^{225}Ac supply has been a major barrier for industry to translate these advances to approved products

19

Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Preliminary data from TATCIST (updated as of January 29th)

10 ^{177}Lu-naïve patients enrolled

Preliminary Efficacy Results

PSA50 response

- 4/10 (40%) at any time
- 4/8 (50%) at Week 8 (after 1 cycle)



Week 8
ΔPSA (%)
100
50
0
-50
-100



% PSA change
150
100
50
0
-50
-100
-150
4
8
12
16
20
24
28
32
Weeks
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Subject 6
Subject 7
Subject 8
Subject 9
Subject 10

Radiographic best response (n=7):

RECIST 1.1: n=7 (note: 4 with bone only disease)

- 1 complete response
- 2 partial response *(1 unconfirmed[1])*
- 3 stable disease

PSMA-PET response: n=5

- 1 of 5 complete response
- 2 of 5 partial response (>30% decline in standardized uptake value)
- 2 of 5 stable disease (<30% decline)

[1]Unconfirmed patient has scans with 29% and 31% decrease Confirmation requires additional scan above 30%..

Radiographic assessment by PSMA PET



x 2

Subject #4- Complete Response (both by bone and PSMA-PET scans)

Preliminary Safety Results

TRAEs N=9	% Grade I	% Grade II	% Grade III	% Grade IV
Xerostomia	78	11		
Dysgeusia	11	33		
Dry eye	22			
Fatigue	22	44		
Anemia	11	22	33[2]	
WBC decrease		22		
ANC decrease	11	11		
Thrombocytopenia			11[3]	11[3]

[2]Includes one patient who had SAE of anemia G3 and thrombocytopenia G3 after 1st cycle of treatment, attribution to study drug is TBD.

[3]SAE of thrombocytopenia G4; Note: this patient was enrolled in violation of minimal required blood count.

Preliminary TATCIST data is consistent with published data on ^{225}Ac-PSMA; xerostomia has been manageable

Note: evaluable patients based on available source-verified case report forms (CRFs)

20

Results consistent with expectations based upon study population Summary: Increase in PSA has been observed in certain patients in the study prior to 8-week post-treatment target efficacy assessment date Two of these patients had ECOG Performance Status 2, a well-known adverse prognostic factor (signifying poor treatment outcomes) Patient with treatment-related Grade 4 thrombocytopenia and SAE of intracranial hemorrhage leading to treatment discontinuation was enrolled with Grade 2 decreased blood cell count in violation of protocol exclusion criteria The TATCIST study protocol was amended in December 2022 and no longer allows inclusion of Performance Status 2 patients

Development strategy

- **Initial Approval**: Potential first-to-market in ^{177}Lu-R/R patients - area of highest unmet need; addressing the expected growth in the number of patients treated with ^{177}Lu-PSMA agents
- **Follow-On Opportunities**: Potential to expand into the treatment of ^{177}Lu-naive patients and move to early lines of therapy leveraging our combination IP (I/O, DDRis)

In ~12 months Fusion will be able to report:

- Data for 20-30 patients, including safety and efficacy results (incl. PSA_{50} responses, ORR, rPFS)

In 2024:

- Anticipated completion of Phase 2 study
- Initiation of Phase 3 study activities (pending alignment with FDA on study design)

- Focus in 2023 will be expanding to additional sites, expanding manufacturing capacity and reporting initial set of data
- We expect high demand for access to the treatment

Notes:
- Endocyte (acq. By Novartis) had data on just 30 patients from an IIT Ph2 trial before they commenced Ph3; POINT leveraged data from 27 patients from their lead-in study for SPLASH at ESMO 2022 to raise $225M
- PSMAfore trial (Ph3 chemo-naive, n=470) took 17 months to get to primary completion with actual start in June 2021 and actual primary completion in October 2022 per clinicaltrials.gov (NCT04689828)

22
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Significant and growing unmet need amongst ^{177}Lu-relapsed/refractory (^{177}Lu-R/R) patients

Fusion Pharmaceuticals Inc.

1 Unmet Need

In Ph3 VISION trial:

- > 50% of patients did <u>not</u> respond (> 50%)
- Median duration of response was <10 months (<10 mo.)
- > 30% of patients went on to another therapy (> 30%)

2 Growing Number of Patients

Today
(w/ just VISION data/approval)

Non-metastatic → *Metastatic*

Hormone-sensitive (HSPC)	Castration-resistance (CRPC)		
	1L	2L	3L+
	33K	23K	15K

^{177}Lu-PSMA use *(post-taxane)*

^{177}Lu-R/R Patients in 4/5L mCRPC

Potential in 2-3 yrs
(w/ VISION + PSMAfore + PSMAddition data/approvals)

Non-metastatic → *Metastatic*

Hormone-sensitive (HSPC)	Castration-resistance (CRPC)		
	1L	2L	3L+
	34K	24K	16K

^{177}Lu-PSMA use *(pre- & post-taxane & HSPC)*

^{177}Lu-R/R Patients in 1*/2/3/4/5L mCRPC

3 Market Potential

Peak potential of $500M+ in ^{177}Lu-R/R segment alone (US)

>$1B additional upside in displacing ^{177}Lu-PSMA in earlier lines

Source: VISION results per clinicaltrials.gov (NCT03511664); ^{177}Lu-PSMA-617 radiographic ORR = 29.8%, mDOR = 9.8 mo.; PSA50 = 46%; duration of PSA response = 8.9 mo.
Patient and sales projections for 2025 per GlobalData Prostate Cancer Global Drug Forecast 2018 and Fusion analysis (*1L mCRPC where patients receive ^{177}Lu in the HSPC setting and then progress to mCRPC)
VISION: post-chemo mCRPC Ph3, PSMAfore: pre-chemo mCRPC Ph3, PSMAddition: mHSPC Ph3

23

Strong team positioned to execute

Expanded R&D team with deep PSMA, radiopharmaceutical and oncology experience



Chris Leamon, CSO
Scientific co-founder of Endocyte
(Pluvicto developer acq. by Novartis)



Dmitri Bobilev, CMO
Oncol./prostate cancer drug development experience
(Sanofi-Jevtana, Tesaro-Zejula)



Eric Burak, CTO
CSO at CPDC
(Global radiopharm manufacturer)



Cara Ferreira
R&D leadership at Nordion
(Global leader in medical isotopes)

Clinical Operations expertise from VISION trial

Strong Leadership Team with Radiopharmaceutical and Commercial Drug Development Expertise



John Valliant, CEO
30 years radiopharm experience; Founder and CEO of commercial radiopharm manufacturer



Mohit Rawat, Pres. & CBO
Commercial and Business Development Leader from Novartis Oncology, AbbVie and McKinsey



John Crowley, CFO
Finance and operations experience at Merus, Charles River Labs, Ironwood, Vertex & Sunovian

Clinical advisory board with deep prostate cancer and PSMA radiopharmaceutical expertise

24
Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved

Multiple layers of protection for Fusion’s first mover advantage 177Lu-PSMA I&T was published & not patented Clinical data look similar to Pluvicto Freedom to operate to be pursued via robust IPR to be filed to invalidate a broad patent that covers multiple 225Ac-PSMA agents1 Potential for five years data exclusivity if approved as an NCE High barrier to entry for generics into radiopharm Expertise, infrastructure, and logistics requirements Fusion has combination IP for TATs with checkpoint inhibitors and DDRis Two provisional PSMA I&T-specific combo patents filed to bolster our patent position Dosing and formulation patents is a white space 225Ac supply constrains all potential competitors Dosing Combo IP 225Ac supply 225Ac-PSMA- I&T Mono IP IPR 5 yr data exclusivity 1We have not yet filed the IPR and the outcome of such petition is inherently unpredictable. There is no assurance that we will be successful in challenging the issued patent. If our IPR challenge is not successful, there is no assurance we will be able to obtain a license on reasonable terms, if at all, to the patent necessary to commercialize any candidate product utilizing 225Ac-PSMA-I&T.

225Ac-PSMA-I&T adds to Fusion’s strong pipeline Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved With one Phase 2 (PSMA) program, three ongoing Phase 1 programs, and a near-term IND expected via our AZ collaboration, we expect to have multiple clinical updates over the next 6-24 months Discovery Preclinical/ IND Enabling Phase 1 Phase 2 Phase 3 225Ac-PSMA I&T FPI-1434 FPI-1966 FPI-2059 FPI-1434 Combination FPI-2068 Solid Tumors Expressing IGF-1R Solid Tumors Expressing IGF-1R Solid Tumors Expressing NTSR1 Bispecific Ab Solid Tumors Expressing FGFR3 Discovery Multiple programs mCRPC

Fusion uniquely positioned to be first-to-market with 225Ac-PSMA Copyright © 2023 Fusion Pharmaceuticals Inc. All Rights Reserved Unmet Need Potential 1st to Market PSMA PET scans of a mCRPC patient treated with two cycles of 225Ac-PSMA-I&T in the TATCIST trial. A CR where the PSA level decreased from 1119 to 2.5 (>99%) after two cycles of treatment Favorable deal terms: modest upfront payment, clinical/regulatory/sales milestones, & low single digit royalties Validated oncology target POC demonstrated in investigator sponsored trials Established regulatory pathway Unmet medical need – expected growth in the 177Lu R/R population High barrier to entry due to limited 225Ac supply Maximizes Fusion’s Ac supply advantage Fusion has significant TAT experience and the right team Opportunity to be first-to-market Adds a Phase 2 asset to our pipeline of novel TATs which we expect will generate multiple clinical updates over the next 6-24 months Image is from a select patient. Results may vary by patient. This image is not necessarily indicative of expected results for every patient.